     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 12, 2002
                                                       REGISTRATION NOS. 2-33214
                                                                        811-2424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 64                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 34                                           [X]

                        VAN KAMPEN EMERGING GROWTH FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III
                          VICE PRESIDENT AND SECRETARY
                        VAN KAMPEN EMERGING GROWTH FUND
                    1221 AVENUE OF THE AMERICAS, 22ND FLOOR
                               NEW YORK, NY 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
    [ ]  immediately upon filing pursuant to paragraph (b)
    [ ]  on (date) pursuant to paragraph (b)
    [X]  60 days after filing pursuant to paragraph (a)(1)
    [ ]  on (date) pursuant to paragraph (a)(1)
    [ ]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                         [VAN KAMPEN INVESTMENTS LOGO]

             SUBJECT TO COMPLETION -- DATED JULY 12, 2002



Van Kampen Emerging Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Emerging Growth Fund's investment objective is capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be emerging growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                 This Prospectus is dated SEPTEMBER     , 2002

                                 CLASS R SHARES

                                   PROSPECTUS

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Distributions from the Fund.................................  13
Shareholder Services........................................  13
Federal Income Taxation.....................................  14

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Fund's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies. The Fund generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller and medium sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF EMERGING GROWTH COMPANIES. Companies that the Fund's investment adviser believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.
                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks of emerging growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund* over the ten calendar years prior to the date of this Prospectus. Remember that the past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              9.73
1993                                                                             23.92
1994                                                                             -7.12
1995                                                                             44.63
1996                                                                             17.91
1997                                                                             21.34
1998                                                                             34.73
1999                                                                            103.72
2000                                                                            -11.36
2001                                                                            -32.59

* The Fund commenced offering Class R Shares on September   , 2002. The returns
  shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales had been included, the returns shown above would have been lower. The annual return variability of the Fund's Class R Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class R Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class R Shares will be shown in future prospectuses offering the Fund's Class R Shares after the Fund's Class R Shares have a full calendar year of return information to report.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 61.33% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -25.34% (for the quarter ended December 31, 2000).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below are for the Fund's Class A Shares and include the maximum sales charges paid by investors on such Class A Shares**. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns the table also shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period. Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED            PAST      PAST       PAST
    DECEMBER 31, 2001       1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------
    Van Kampen Emerging
    Growth Fund -- Class A
    Shares**
      Returns Before Taxes  -36.47%   13.40%     14.98%
      Return After Taxes
      on Distributions
      Return After Taxes
      on Distributions
      and Sale of Fund
      Shares
    Russell 1000 Growth
    Index                        --       --         --
..............................................................

 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies (the 1000 largest U.S. companies) with higher price-to-book ratios and higher forecasted growth values.

** The Fund commenced offering Class R Shares on September   , 2002. The returns
   shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual return variability of the Fund's Class R Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class R Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class R Shares will be shown in future prospectuses offering the Fund's Class R Shares after the Fund's Class R Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               CLASS R
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee                                    None
...........................................................
Exchange fee                                      None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------
Management fees                                  0.43%
...........................................................
Distribution and/or service (12b-1) fees(1)      0.50%
...........................................................
Other expenses(2)                                0.27%
...........................................................
Total annual fund operating expenses             1.20%
...........................................................

(1) Class R shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(2) Other expenses are based on estimated amounts for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE       THREE      FIVE        TEN
                       YEAR      YEARS      YEARS      YEARS
-----------------------------------------------------------------
Class R Shares         $122      $381       $660       $1,455
..................................................................

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Fund's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investments in such companies may offer greater opportunities for growth of capital, but also may involve certain special risks. Emerging growth companies often have accelerating or higher than average rates of earnings growth, or new or limited products, markets, services, distribution channels or financial resources, or they may be dependent upon one or a few key people for management, or the companies have other special circumstances. The securities of such companies may be subject to more abrupt or erratic market movements than the market averages in general.

The Fund's primary investment approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios than average and rates of earnings growth may be volatile.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new or rejuvenated management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or other unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in smaller or unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trend or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Fund will be successful in achieving its objective.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

                        USING OPTIONS, FUTURES CONTRACTS

                        AND OPTIONS ON FUTURES CONTRACTS

The Fund may, but is not required to, use various investment strategic transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested in equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing securities index futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $350 million          0.575%
...................................................
    Next $350 million           0.525%
...................................................
    Next $350 million           0.475%
...................................................
    Over $1,050 million         0.425%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.43% of the Fund's average daily net assets for the Fund's fiscal year ended August 31, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser and Matthew Hart, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

This Prospectus offers Class R Shares of the Fund. Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) and service fees as described herein. Class R Shares generally are available for purchase exclusively by investors through certain tax-deferred retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Participants in such plans generally must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer human resources department.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class or shares, and some classes may have different conversion rights or shareholder servicing options.

The offering price of the Fund's Class R Shares is based upon the Class R Shares' net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class R Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class R Shares, less all liabilities (including accrued expenses) attributable to Class R Shares, by the total number of Class R Shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sales price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and the notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to Class R Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also adopted a service plan (the "Service Plan") with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"). Sales personnel of authorized dealers distributing the Fund's Class R Shares are entitled to receive compensation for selling such shares.

The offering price for shares is based upon the next calculation of net asset value per share after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the plan administrator.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class R Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in employee benefit plans eligible to purchase shares generally must contact the plan's administrator to redeem shares. Such transactions generally are effected on behalf of a plan participant by a custodian or trustee for the plan. Plan administrators may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from the plan's administrator or by the Distributor from an authorized dealer provided such order is transmitted to Investor Services or the Distributor prior to Investor Services' or the Distributor's close of business on such date. It is the responsibility of plan administrators and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through a custodian/trustee of a retirement plan account or authorized dealer may involve additional fees charged by the custodian/trustee or authorized dealer. For plan administrator contact information, participants should contact their respective employer human resources department.

Payment for shares redeemed generally will be made within seven days after receipt by Investor Services or the Distributor of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in the employee benefit plans eligible to purchase the shares of the Fund generally must contact the plan administrator to purchase, redeem or exchange shares. Certain shareholder services may only be available to plan participants through a plan administrator. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Emerging Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Emerging Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Emerging
Growth Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                 EMG PRO R 08/02
The Fund's Investment Company
Act File No. is 811-2424.

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                              SEPTEMBER     , 2002

                                 CLASS R SHARES

                                   PROSPECTUS

*THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION--DATED JULY 12, 2002*

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                              EMERGING GROWTH FUND

     Van Kampen Emerging Growth Fund's (the "Fund") investment objective is capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be emerging growth companies.

     The Fund is organized as a diversified series of the Van Kampen Emerging Growth Fund, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Fund are the subject of three different prospectuses. Class A Shares, Class B Shares and Class C Shares are the subject of one prospectus dated December 28, 2001, Class D Shares are the subject of a separate prospectus dated December 28, 2001 and Class R Shares are the subject of a separate prospectus dated September
  , 2002 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus for the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Options, Futures Contracts and Options on Futures
  Contracts.................................................    B-7
Investment Restrictions.....................................    B-13
Trustees and Officers.......................................    B-15
Investment Advisory Agreement...............................    B-24
Other Agreements............................................    B-25
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-30
Portfolio Transactions and Brokerage Allocation.............    B-30
Shareholder Services........................................    B-32
Redemption of Shares........................................    B-35
Contingent Deferred Sales Charge-Class A....................    B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-36
Taxation....................................................    B-37
Fund Performance............................................    B-42
Other Information...........................................    B-46
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-17
Financial Statements (unaudited)............................    F-23

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER   , 2002

                                                                   EMG SAI 08/02

                              GENERAL INFORMATION

     The Fund was originally incorporated in Delaware on January 23, 1969 under the name American Capital Venture Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on September 19, 1973 under the same name. On July 24, 1990 the Fund changed its name from American Capital Venture Fund, Inc. to American Capital Emerging Growth Fund, Inc. As of August 5, 1995, the Fund was reorganized under the name Van Kampen American Capital Emerging Growth Fund as a series of the Trust. The Trust is an unincorporated business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectuses or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class R Shares which, in turn, are likely to be less than the liquidation proceeds to holders of Class A Shares and Class D Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of September 1, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class R Shares (no Class R Shares were issued or outstanding as of September 1, 2002) of the Fund, except as follows:

                                                  Amount of
                                                Ownership at           Class        Percentage
Name and Address of Holder                    September 1, 2002      of Shares      Ownership
--------------------------                    -----------------      ---------      ----------
State Street Bank and Trust Company.........                             A
                                                                         B
                                                                         C

MLPF&S For the Sole Benefit of its                                       A
  Customers.................................
Attn: Fund Administration 97127
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Edward D. Jones & Co........................                             A
Attn: Mutual Fund
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009

PFPC Brokerage Services.....................                             A
FBO Primerica Financial Services............                             B
211 S Gulph Rd
King of Prussia, PA 19406-3101

MLPF&S For the Sole Benefit of its                                       B
  Customers.................................
Attn: Fund Administration 970W2
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW Inc.......................                             B
875 Third Ave.                                                           C
New York, NY 10020


                                                  Amount of
                                                Ownership at           Class        Percentage
Name and Address of Holder                    September 1, 2002      of Shares      Ownership
--------------------------                    -----------------      ---------      ----------
MLPF&S For the Sole Benefit of its                                       C
  Customers.................................
Attn: Fund Administration 97BY7
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

MAC & Co....................................                             D
A/C MSWF4000222 Start Plan
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburg, PA 15230-3198

MAC & Co. ..................................                             D
A/C MSWF1000222
DPSP
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburg, PA 15230-3198

     State Street Bank and Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest up to 25% of the Fund's total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the

SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. Additionally, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Invest in companies for the purpose of exercising control over or management of such companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Underwrite securities of other issuers, except that the Fund may acquire restricted securities and other securities which, if sold, might make the Fund an underwriter for purposes of the 1933 Act. No more than 10% of the value of the Fund's net assets may be invested in such securities.

      3. Invest directly in real estate interests of any nature, although the Fund may invest indirectly through media such as real estate investment trusts.

      4. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in futures contracts or options on futures contracts.

      5. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

      6. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Fund's total assets. Notwithstanding the foregoing, the Fund may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      7. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

      8. Invest more than 25% of the value of its assets in any one industry.

      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

     11. As to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (not including federal government securities) or acquire more than 10% of any class of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     Thus the Fund retains the right to invest up to 25% of the value of its total assets in one company, but intends to do so only if a particular company is believed to afford better than average prospects for market appreciation at a time when general business conditions and trends in the market as a whole are considered to make greater diversification less desirable. Although the Fund may invest in real estate investment trusts, it does not presently intend to do so.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                             INDEPENDENT TRUSTEES:

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor.                      57
1632 Morning Mountain Road               since 1991  Trustee/Director of funds in the
Raleigh, NC 27614                                    Fund Complex. Co- founder, and
                                                     prior to August 1996, Chairman,
                                                     Chief Executive Officer and
                                                     President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a
                                                     subsidiary of Getinge Industrier
                                                     AB), a company which develops,
                                                     manufactures, markets and
                                                     services medical and scientific
                                                     equipment.
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the       57       Director of Amgen
53 Monarch Bay Drive                     since 1999  Fund Complex. Prior to January                  Inc., a
Dana Point, CA 92629                                 1999, Chairman and Chief                        biotechnological
                                                     Executive Officer of the Allstate               company, and Director
                                                     Corporation ("Allstate") and                    of Valero Energy
                                                     Allstate Insurance Company. Prior               Corporation, an
                                                     to January 1995, President and                  independent refining
                                                     Chief Executive Officer of                      company.
                                                     Allstate. Prior to August 1994,
                                                     various management positions at
                                                     Allstate.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick &         57
Sears Tower                              since 1995  Struggles, an executive search
233 South Wacker Drive                               firm. Trustee/Director of funds
Suite 7000                                           in the Fund Complex. Trustee on
Chicago, IL 60606                                    the University of Chicago
                                                     Hospitals Board, Vice Chair of
                                                     the Board of the YMCA of
                                                     Metropolitan Chicago and a member
                                                     of the Women's Board of the
                                                     University of Chicago. Prior to
                                                     1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and
                                                     management consulting firm. Prior
                                                     to 1996, Trustee of The
                                                     International House Board, a
                                                     fellowship and housing
                                                     organization for international
                                                     graduate students. Formerly,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a Dutch bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle
                                                     National Bank.
R. Craig Kennedy (50)       Trustee      Trustee     Director and President, German         57
11 DuPont Circle, N.W.                   since 1995  Marshall Fund of the United
Washington, D.C. 20016                               States, an independent U.S.
                                                     foundation created to deepen
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc.,
                                                     a managed futures and option
                                                     company that invests money for
                                                     individuals and institutions.
                                                     Prior to 1992, President and
                                                     Chief Executive Officer, Director
                                                     and member of the Investment
                                                     Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (66)         Trustee      Trustee     President, Nelson Investment           57
423 Country Club Drive                   since 1995  Planning Services, Inc., a
Winter Park, FL 32789                                financial planning company and
                                                     registered investment adviser in
                                                     the State of Florida. President,
                                                     Nelson Ivest Brokerage Services
                                                     Inc., a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and Securities
                                                     Investors Protection Corp.
                                                     Trustee/ Director of funds in the
                                                     Fund Complex.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the         57       Director of Neurogen
2101 Constitution Ave.,                  since 1999  National Academy of Sciences/                   Corporation, a
N.W.                                                 National Research Council, an                   pharmaceutical
Room 206                                             independent, federally chartered                company, since
Washington, D.C. 20418                               policy institution, since 1993.                 January 1998.
                                                     Trustee/ Director of funds in the
                                                     Fund Complex. Director of the
                                                     German Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice Chair
                                                     of the Board of the Council for
                                                     Excellence in Government. Prior
                                                     to 1993, Executive Director of
                                                     the Commission on Behavioral and
                                                     Social Sciences and Education at
                                                     the National Academy of Sciences/
                                                     National Research Council. From
                                                     1980 through 1989, Partner of
                                                     Coopers & Lybrand.

                             INTERESTED TRUSTEES:*

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating          57
1221 Avenue of the                       since 1999  Officer of Morgan Stanley
Americas                                             Investment Management since
21st Floor                                           December 1998. President and
New York, NY 10020                                   Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman and Chief
                                                     Executive Officer since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Trustee/ Director of
                                                     funds in the Fund Complex.
                                                     Previously Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice
                                                     President of the Morgan Stanley
                                                     Funds May 1997-April 1999, and
                                                     Executive Vice President of Dean
                                                     Witter, Discover & Co. prior to
                                                     May 1997.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief             94
(56)                        President    since 1999  Executive Officer, Director and
1 Parkview Plaza                                     Managing Director of Van Kampen
P.O. Box 5555                                        Investments. Chairman, Director
Oakbrook Terrace, IL 60181                           and Chief Executive Officer of
                                                     the Advisers, the Distributor and
                                                     Van Kampen Advisors Inc. since
                                                     1998. Managing Director of the
                                                     Advisers, the Distributor and Van
                                                     Kampen Advisors Inc. since July
                                                     2001. Director and Officer of
                                                     certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales
                                                     and Marketing Officer of Morgan
                                                     Stanley Asset Management Inc.
                                                     Trustee/Director and President or
                                                     Trustee, President and Chairman
                                                     of the Board of funds in the Fund
                                                     Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of             94
333 West Wacker Drive                    since 1995  Skadden, Arps, Slate, Meagher &
Chicago, IL 60606                                    Flom (Illinois), legal counsel to
                                                     funds in the Fund Complex.
                                                     Trustee/ Director/Managing
                                                     General Partner of funds in the
                                                     Fund Complex.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since       Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for over 5 years.
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
22nd Floor                                                    Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer                         Officer and Treasurer of funds in the Fund Complex.
                              and Treasurer

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 -- 7th Floor                                          Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 57 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                         Open-End Fund Complex
                                           -------------------------------------------------
                                                                Aggregate
                                                                Estimated
                                              Aggregate          Maximum           Total
                                             Pension or      Annual Benefits   Compensation
                                             Retirement         from the          before
                           Aggregate          Benefits        Open-End Fund    Deferral from
                         Compensation      Accrued as Part    Complex Upon     Open-End Fund
       Name(1)         from the Trust(2)   of Expenses(3)     Retirement(4)     Complex(5)
       -------         -----------------   ---------------   ---------------   -------------
J. Miles Branagan           $20,281            $55,340           $60,000         $124,400
Jerry D. Choate              20,081             19,952            60,000          112,000
Linda Hutton Heagy           20,081              5,454            60,000          112,000
R. Craig Kennedy             20,281              3,654            60,000          124,400
Jack E. Nelson               20,281             27,520            60,000          124,400
Wayne W. Whalen              20,281             18,424            60,000          124,400(5)
Suzanne H. Woolsey           20,281             12,355            60,000          124,400

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended August 31, 2001. The following trustees deferred compensation from the Fund during the fiscal year ended August 31, 2001: Mr. Branagan, $20,281; Mr. Choate, $20,081; Ms. Heagy, $20,081; Mr. Kennedy, $15,211; Mr. Nelson, $20,281; and Mr. Whalen, $20,281. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 2001 is as follows: Mr. Branagan, $55,330; Mr. Choate, $26,309; Ms. Heagy, $34,235; Mr. Kennedy, $29,407; Mr. Miller, $3,562; Mr. Nelson, $55,121; Mr. Rees,
    $32,199; Mr. Robinson, $7,521; Mr. Rooney, $41,019; Mr. Sisto, $73,383; and
    Mr. Whalen, $44,771. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

     During the Fund's last fiscal year, the Fund had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Fund's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Fund's Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Fund's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Fund's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Fund held two meetings and the brokerage and services committee of the Fund held seven meetings. The retirement plan committee of the Fund does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act) select and nominate any other non-interested trustees of the Fund. The Fund has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

INDEPENDENT TRUSTEES

                                             AGGREGATE DOLLAR RANGE OF EQUITY
                       DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                      EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE          IN THE FUND               OPEN-END FUND COMPLEX
---------------       -----------------   ---------------------------------------
J. Miles Branagan           None                       over $100,000
Jerry D. Choate             None                      $10,001-$50,000
Linda Hutton Heagy       $1-$10,000                   $10,001-$50,000
R. Craig Kennedy            None                       over $100,000
Jack E. Nelson              None                           None
Suzanne H. Woolsey     $10,001-$50,000                $10,001-$50,000

INTERESTED TRUSTEES

                                               AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE            IN THE FUND               OPEN-END FUND COMPLEX
---------------         -----------------   ---------------------------------------
Mitchell M. Merin             None                       over $100,000
Richard F. Powers, III        None                       over $100,000
Wayne W. Whalen         $10,001-$50,000                  over $100,000

     As of September 1, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent auditor fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     During the fiscal years ended August 31, 2001, 2000 and 1999, the Adviser received approximately $64,711,600, $62,973,400 and $24,683,300, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended August 31, 2001, 2000 and 1999, Advisory Corp. received approximately $743,800, $1,045,400 and $1,083,500, respectively, in accounting services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended August 31, 2001.......................      $37,005,268       $4,240,588
Fiscal year ended August 31, 2000.......................      $54,939,647       $6,410,959
Fiscal year ended August 31, 1999.......................       17,992,432        2,327,888

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows:
  1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares. Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class B and Class C Shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class D Shares and Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally are paid the ongoing distribution fees of up to 0.25% of the average daily net assets of the Fund's Class R Shares commencing in the first year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class D Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges (if any) it received during such year (the "actual net expenses") or
(ii) the distribution and service fees at the rates specified in the Prospectuses (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of August 31, 2001, there were $131,351,204 and $5,284,624 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.36% and .51% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended August 31, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares was $19,582,044 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended August 31, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares was $55,620,699 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $41,502,440 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $14,118,259 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended August 31, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares was $14,627,042 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $8,033,163 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $6,593,879 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to retirement plan alliance program(s) with the following firms: (i) The Prudential Insurance Company of America; (ii) Smith Barney Inc.;
(iii) Merrill Lynch Pierce, Fenner & Smith, Incorporated; (iv) Buck Consultants, Inc.; (v) The Vanguard Group, Inc.; (vi) Fidelity Investments Institutional Operations Company, Inc.; (vii) Fidelity Brokerage Services, Inc. & National Financial Services Corporation; (viii) First Union National Bank; (ix) Great West Life & Annuity Insurance Company/ Benefits Corp Equities, Inc.; (x) Hewitt Associates, LLC; (xi) Huntington Bank; (xii) Invesco Retirement and Benefit Services, Inc.; (xiii) Lincoln National Life Insurance Company; (xiv) MetLife Securities, Inc./MFS Retirement Services Inc.; (xv) Morgan Stanley DW Inc.;
(xvi) National Deferred Compensation, Inc.; (xvii) Nationwide Investment Services Corporation; (xviii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks; (xix) Putnam Fiduciary Trust Company; (xx) Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services; (xxi) Charles Schwab & Co., Inc.; (xxii) Union Bank of California, N.A.; (xxiii) American Century Retirement Plan Services; (xxiv) Comerica Bank; (xxv) Franklin Templeton Investor Services, Inc.; (xxvi) GoldK Investment Services, Inc.; (xxvii) Key Bank North America; and (xxviii) SunGard Investment Products, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997 Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

Commissions Paid:

                                                                    Affiliated Brokers
                                                               -----------------------------
                                                  All             Morgan            Morgan
                                                Brokers        Stanley & Co.      Stanley DW
                                                -------        -------------      ----------
Commissions paid:
Fiscal year ended August 31, 2001.........    $22,480,986        $360,387             $0
Fiscal year ended August 31, 2000.........    $13,273,808        $219,830             $0
Fiscal year ended August 31, 1999.........    $ 7,260,010        $ 25,886             $0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total
     commissions..........................                           1.60%             0%
  Value of brokerage transactions with
     affiliate to total transactions......                            .12%             0%

     During the fiscal year ended August 31, 2001, the Fund paid $13,508,896 in brokerage commissions on transactions totaling $13,700,311,665 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. State Street Bank and Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested.

Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when State Street Bank and Trust Company serves as the plan custodian. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the

CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by State Street Bank and Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class D Shares or Class R Shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Class A Shares, Class B Shares and Class C Shares Prospectus, under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Class A Shares, Class B Shares and Class C Shares Prospectus, under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC -- Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares-Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's Non-U.S. status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to back-up withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their Non-U.S. status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class R Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended August 31, 2001 was -54.02%, (ii) the five-year period ended August 31, 2001 was 14.90% and (iii) the ten-year period ended August 31, 2001 was 17.07%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from October 2, 1970 (commencement of distribution of Class A Shares of the Fund) to August 31, 2001 was 12,688.61%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from October 2, 1970 (commencement of distribution of Class A Shares of the Fund) to August 31, 2001 was 13,467.84%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended August 31, 2001 was -53.52%, (ii) the five-year period ended August 31, 2001 was 15.20% and (iii) the approximately nine-year, five-month period since April 20, 1992 (commencement of distribution of Class B Shares of the
Fund) through August 31, 2001 was 17.46%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from April 20, 1992 (commencement of distribution of Class B Shares of the Fund) to August 31, 2001 was 353.43%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from April 20, 1992 (commencement of distribution of Class B Shares of the Fund) to August 31, 2001 was 353.43%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended August 31, 2001 was -51.98%, (ii) the five-year period ended August 31, 2001 was 15.40% and (iii) the approximately eight-year, two-month period since July 6, 1993 (commencement of distribution of Class C Shares of the Fund) through August 31, 2001 was 15.86%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (commencement of distribution of Class C Shares of the Fund) to August 31, 2001 was 232.21%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (commencement of distribution of Class C Shares of the Fund) to August 31, 2001 was 232.21%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS D SHARES

     The Fund's average annual total return for Class D Shares of the Fund for the approximately ten-month period since October 17, 2000 (commencement of distribution of Class D Shares of the Fund) to August 31, 2001 was -45.03%.

CLASS R SHARES

     As of the date of this Statement of Additional Information Class R Shares of the Fund were not offered.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors. The financial statements for the six-month period ended February 28, 2002, are unaudited.

     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based on a possible business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Emerging Growth Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures were replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 5, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
COMMON STOCKS  89.8%
AEROSPACE & DEFENSE  1.4%
General Dynamics Corp. ...................................    675,000   $    53,298,000
Lockheed Martin Corp. ....................................  2,500,000        99,650,000
                                                                        ---------------
                                                                            152,948,000
                                                                        ---------------
AIRLINES  0.8%
Southwest Airlines Co. ...................................  5,250,000        93,922,500
                                                                        ---------------

ALUMINUM  0.5%
Alcoa, Inc. ..............................................  1,500,000        57,180,000
                                                                        ---------------

APPAREL RETAIL  0.3%
TJX Co., Inc. ............................................  1,000,000        35,100,000
                                                                        ---------------

APPLICATION SOFTWARE  3.5%
Citrix Systems, Inc. (a)..................................  3,000,000        98,850,000
Electronic Arts, Inc. (a).................................  2,000,000       115,420,000
PeopleSoft, Inc. (a)......................................  3,500,000       120,680,000
VeriSign, Inc. (a)........................................  1,500,000        61,575,000
                                                                        ---------------
                                                                            396,525,000
                                                                        ---------------
AUTO PARTS & EQUIPMENT  0.4%
Johnson Controls, Inc. ...................................    500,000        36,625,000
Magna International, Inc., Class A (Canada)...............    200,000        12,220,000
                                                                        ---------------
                                                                             48,845,000
                                                                        ---------------
AUTOMOBILE MANUFACTURERS  0.4%
General Motors Corp. .....................................    750,000        41,062,500
                                                                        ---------------

BANKS  4.9%
Astoria Financial Corp. ..................................    450,000        26,550,000
Bank of America Corp. ....................................  2,000,000       123,000,000
Dime Bancorp, Inc. .......................................  1,000,000        38,600,000
Fifth Third Bancorp.......................................  1,500,000        87,450,000
New York Community Bancorp, Inc. .........................    400,000        14,852,000
North Fork Bancorporation, Inc. ..........................    700,000        20,860,000
SouthTrust Corp. .........................................  2,000,000        48,720,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
BANKS (CONTINUED)
U.S. Bancorp..............................................  2,500,000   $    60,600,000
Washington Mutual, Inc. ..................................  3,500,000       131,040,000
                                                                        ---------------
                                                                            551,672,000
                                                                        ---------------
BIOTECHNOLOGY  4.1%
Enzon, Inc. (a)...........................................    750,000        47,880,000
Genzyme Corp. (a).........................................  2,500,000       141,600,000
Gilead Sciences, Inc. (a).................................  1,500,000        91,065,000
IDEC Pharmaceuticals Corp. (a)............................  1,500,000        88,905,000
Invitrogen Corp. (a)......................................    400,000        27,212,000
MedImmune, Inc. (a).......................................  1,500,000        60,225,000
                                                                        ---------------
                                                                            456,887,000
                                                                        ---------------
BROADCASTING & CABLE TV  0.6%
USA Networks, Inc. (a)....................................  3,000,000        69,480,000
                                                                        ---------------

BUILDING PRODUCTS  0.1%
American Standard Co., Inc. (a)...........................    200,000        13,970,000
                                                                        ---------------

CASINO & GAMING  0.5%
International Game Technology (a).........................  1,000,000        53,520,000
                                                                        ---------------

COMPUTERS & ELECTRONIC RETAIL  1.3%
Best Buy Co., Inc. (a)....................................  2,500,000       147,450,000
                                                                        ---------------

CONSTRUCTION & FARM MACHINERY  0.2%
Caterpillar, Inc. ........................................    500,000        25,000,000
                                                                        ---------------

CONSUMER FINANCE  1.5%
AmeriCredit Corp. (a).....................................    750,000        34,620,000
Household International, Inc. ............................  1,000,000        59,100,000
MBNA Corp. ...............................................  2,250,000        78,210,000
                                                                        ---------------
                                                                            171,930,000
                                                                        ---------------
DATA PROCESSING SERVICES  2.0%
BISYS Group, Inc. (a).....................................    350,000        20,265,000
First Data Corp. .........................................  2,000,000       131,700,000
Fiserv, Inc. (a)..........................................    500,000        27,085,000
Sabre Holdings Corp., Class A (a).........................  1,000,000        42,180,000
                                                                        ---------------
                                                                            221,230,000
                                                                        ---------------
DEPARTMENT STORES  0.9%
J.C. Penney Co., Inc. ....................................  1,354,400        32,505,600
Kohl's Corp. (a)..........................................  1,250,000        69,375,000
                                                                        ---------------
                                                                            101,880,600
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
DIVERSIFIED COMMERCIAL SERVICES  3.7%
Apollo Group, Inc., Class A (a)...........................  1,000,000   $    39,370,000
Cendant Corp. (a).........................................  7,000,000       133,490,000
Concord EFS, Inc. (a).....................................  3,500,000       183,645,000
H&R Block, Inc. ..........................................  1,500,000        58,365,000
                                                                        ---------------
                                                                            414,870,000
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES  2.0%
Fannie Mae................................................    750,000        57,157,500
Freddie Mac...............................................  1,000,000        62,880,000
USA Education, Inc. ......................................  1,250,000        99,012,500
                                                                        ---------------
                                                                            219,050,000
                                                                        ---------------
ELECTRIC UTILITIES  0.9%
Calpine Corp. (a).........................................  3,000,000        99,060,000
                                                                        ---------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Celestica, Inc. (Canada) (a)..............................  1,000,000        36,400,000
                                                                        ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.5%
Intersil Corp., Class A (a)...............................  1,000,000        37,530,000
Semtech Corp. (a).........................................    500,000        18,665,000
                                                                        ---------------
                                                                             56,195,000
                                                                        ---------------
ENVIRONMENTAL SERVICES  0.8%
Waste Management, Inc. ...................................  3,000,000        92,790,000
                                                                        ---------------

FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ..............................................  2,000,000        56,040,000
                                                                        ---------------

FOOD RETAIL  0.2%
Whole Foods Market, Inc. (a)..............................    500,000        17,595,000
                                                                        ---------------

FOOTWEAR  0.7%
NIKE, Inc., Class B.......................................  1,250,000        62,500,000
Reebok International Ltd. (a).............................    750,000        20,167,500
                                                                        ---------------
                                                                             82,667,500
                                                                        ---------------
FOREST PRODUCTS  0.3%
Georgia-Pacific Group.....................................  1,000,000        36,540,000
                                                                        ---------------

GAS UTILITIES  0.4%
Kinder Morgan, Inc. ......................................    750,000        41,700,000
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
GENERAL MERCHANDISE STORES  2.8%
BJ's Wholesale Club, Inc. (a).............................  1,000,000   $    49,000,000
Costco Wholesale Corp. (a)................................  2,500,000        93,525,000
Ross Stores, Inc. ........................................    500,000        14,650,000
Target Corp. .............................................  2,500,000        86,625,000
Wal-Mart Stores, Inc. ....................................  1,500,000        72,075,000
                                                                        ---------------
                                                                            315,875,000
                                                                        ---------------
HEALTH CARE DISTRIBUTORS & SERVICES  3.0%
AmerisourceBergen Corp. (a)...............................    750,000        48,330,000
Cardinal Health, Inc. ....................................  2,000,000       145,880,000
Express Scripts, Inc., Class A (a)........................  1,250,000        66,900,000
McKesson Corp. ...........................................  2,000,000        78,500,000
                                                                        ---------------
                                                                            339,610,000
                                                                        ---------------
HEALTH CARE EQUIPMENT  2.6%
Baxter International, Inc. ...............................  2,500,000       129,000,000
Biomet, Inc. .............................................  2,500,000        69,075,000
Cytyc Corp. (a)...........................................    500,000        12,115,000
St. Jude Medical, Inc. (a)................................  1,250,000        86,000,000
                                                                        ---------------
                                                                            296,190,000
                                                                        ---------------
HEALTH CARE FACILITIES  4.1%
HCA, Inc. ................................................  3,000,000       137,220,000
Health Management Associates, Inc., Class A (a)...........  1,500,000        29,925,000
HEALTHSOUTH Corp. (a).....................................  2,250,000        40,680,000
Laboratory Corp. of American Holdings (a).................    500,000        38,950,000
Quest Diagnostics, Inc. (a)...............................    900,000        56,385,000
Tenet Healthcare Corp. (a)................................  2,500,000       138,550,000
Universal Health Services, Inc., Class B (a)..............    350,000        16,555,000
                                                                        ---------------
                                                                            458,265,000
                                                                        ---------------
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. ...........................................  1,000,000        72,250,000
                                                                        ---------------

HOME IMPROVEMENT RETAIL  2.9%
Home Depot, Inc. .........................................  1,500,000        68,925,000
Lowe's Co., Inc. .........................................  7,000,000       260,400,000
                                                                        ---------------
                                                                            329,325,000
                                                                        ---------------
HOMEBUILDING  0.5%
Centex Corp. .............................................    750,000        32,850,000
Lennar Corp. .............................................    500,000        22,275,000
                                                                        ---------------
                                                                             55,125,000
                                                                        ---------------
HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. .....................................  1,250,000        92,687,500
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
INDUSTRIAL CONGLOMERATES  1.2%
Mirant Corp. (a)..........................................  1,000,000   $    28,650,000
Tyco International Ltd. (Bermuda).........................  2,000,000       103,900,000
                                                                        ---------------
                                                                            132,550,000
                                                                        ---------------
INTEGRATED OIL & GAS  0.5%
Phillips Petroleum Co. ...................................  1,000,000        57,500,000
                                                                        ---------------

INTERNET RETAIL  1.0%
eBay, Inc. (a)............................................  2,000,000       112,460,000
                                                                        ---------------

INTERNET SOFTWARE & SERVICES  0.2%
EarthLink, Inc. (a).......................................  1,500,000        20,265,000
                                                                        ---------------

IT CONSULTING & SERVICES  2.1%
Affiliated Computer Services, Inc., Class A (a)...........    750,000        61,327,500
Check Point Software Technologies Ltd. (Israel) (a).......  1,000,000        31,990,000
Electronic Data Systems Corp. ............................  2,000,000       117,960,000
SunGard Data Systems, Inc. (a)............................  1,000,000        23,650,000
                                                                        ---------------
                                                                            234,927,500
                                                                        ---------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. (a)..........................................  2,000,000        35,980,000
                                                                        ---------------

MANAGED HEALTH CARE  2.5%
Manor Care, Inc. (a)......................................  1,000,000        28,130,000
UnitedHealth Group, Inc. .................................  2,500,000       170,150,000
Wellpoint Health Networks, Inc. (a).......................    750,000        79,860,000
                                                                        ---------------
                                                                            278,140,000
                                                                        ---------------
MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. ....................................  1,800,000        87,462,000
                                                                        ---------------

MOVIES & ENTERTAINMENT  0.7%
Viacom, Inc., Class B (a).................................  1,750,000        74,200,000
                                                                        ---------------

MULTI-LINE INSURANCE  0.5%
American International Group, Inc. .......................    750,000        58,650,000
                                                                        ---------------

OIL & GAS EQUIPMENT & SERVICES  2.5%
Baker Hughes, Inc. .......................................  3,500,000       115,290,000
BJ Services Co. (a).......................................  3,000,000        67,290,000
Halliburton Co. ..........................................  2,500,000        69,650,000
Weatherford International, Inc. (a).......................  1,000,000        33,270,000
                                                                        ---------------
                                                                            285,500,000
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
OIL & GAS EXPLORATION & PRODUCTION  0.9%
Anadarko Petroleum Corp. .................................  1,000,000   $    51,750,000
Apache Corp. .............................................  1,000,000        46,930,000
                                                                        ---------------
                                                                             98,680,000
                                                                        ---------------
PACKAGED FOODS  0.2%
H.J. Heinz Co. ...........................................    500,000        22,590,000
                                                                        ---------------

PAPER PACKAGING  0.2%
Temple-Inland, Inc. ......................................    300,000        17,508,000
                                                                        ---------------

PHARMACEUTICALS  7.3%
Abbott Laboratories.......................................    500,000        24,850,000
AdvancePCS (a)............................................  1,000,000        74,960,000
Andrx Group (a)...........................................    400,000        28,116,000
Barr Laboratories, Inc. (a)...............................    750,000        62,805,000
Biovail Corp. (Canada) (a)................................    750,000        34,575,000
Elan Corp PLC--ADR (Ireland) (a)..........................    500,000        25,975,000
Forest Laboratories, Inc. (a).............................  2,000,000       146,020,000
IVAX Corp. (a)............................................  1,562,500        52,593,750
Johnson & Johnson.........................................  2,750,000       144,952,500
King Pharmaceuticals, Inc. (a)............................  2,500,000       108,125,000
Mylan Laboratories, Inc. .................................    289,500         9,550,605
SICOR, Inc. (a)...........................................  1,000,000        23,600,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel).........  1,250,000        88,875,000
                                                                        ---------------
                                                                            824,997,855
                                                                        ---------------
PROPERTY & CASUALTY INSURANCE  0.5%
MBIA, Inc. ...............................................    675,000        36,456,750
MGIC Investment Corp. ....................................    250,000        17,475,000
                                                                        ---------------
                                                                             53,931,750
                                                                        ---------------
RAILROADS  0.2%
CSX Corp. ................................................    500,000        17,670,000
                                                                        ---------------

RESTAURANTS  0.3%
Darden Restaurants, Inc. .................................  1,000,000        28,620,000
                                                                        ---------------

SEMICONDUCTOR EQUIPMENT  2.0%
Applied Materials, Inc. (a)...............................  1,500,000        64,635,000
Cabot Microelectronics Corp. (a)..........................    750,000        52,537,500
KLA-Tencor Corp. (a)......................................  1,250,000        61,425,000
Novellus Systems, Inc. (a)................................  1,000,000        44,310,000
                                                                        ---------------
                                                                            222,907,500
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
SEMICONDUCTORS  6.8%
Altera Corp. (a)..........................................  3,000,000   $    85,200,000
Analog Devices, Inc. (a)..................................  1,050,000        50,169,000
Cypress Semiconductor Corp. (a)...........................    500,000        10,805,000
Intel Corp. ..............................................  3,000,000        83,880,000
Linear Technology Corp. ..................................  2,000,000        82,160,000
LSI Logic Corp. (a).......................................  2,500,000        50,625,000
Microchip Technology, Inc. (a)............................  3,000,000       107,070,000
National Semiconductor Corp. (a)..........................  2,000,000        66,100,000
NVIDIA Corp. (a)..........................................  1,000,000        84,710,000
RF Micro Devices, Inc. (a)................................  3,500,000        89,110,000
Texas Instruments, Inc. ..................................  1,750,000        57,925,000
                                                                        ---------------
                                                                            767,754,000
                                                                        ---------------
SOFT DRINKS  0.5%
PepsiCo, Inc. ............................................  1,250,000        58,750,000
                                                                        ---------------

SPECIALTY CHEMICALS  0.4%
Sigma-Aldrich Corp. ......................................  1,000,000        45,610,000
                                                                        ---------------

SPECIALTY STORES  2.2%
Barnes & Noble, Inc. (a)..................................  1,000,000        40,470,000
Bed Bath & Beyond, Inc. (a)...............................  4,500,000       129,825,000
Office Depot, Inc. (a)....................................  1,500,000        20,850,000
Venator Group, Inc. (a)...................................  1,500,000        26,925,000
Williams-Sonoma, Inc. (a).................................    750,000        23,850,000
                                                                        ---------------
                                                                            241,920,000
                                                                        ---------------
STEEL  0.2%
Cerner Corp. (a)..........................................    500,000        24,245,000
                                                                        ---------------

SYSTEMS SOFTWARE  1.8%
Computer Associates International, Inc. ..................  2,000,000        62,100,000
Intuit, Inc. (a)..........................................    800,000        30,224,000
Microsoft Corp. (a).......................................  1,000,000        57,050,000
Networks Associates, Inc. (a).............................  1,500,000        23,775,000
Oracle Corp. (a)..........................................  2,500,000        30,525,000
                                                                        ---------------
                                                                            203,674,000
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT  2.4%
Advanced Fibre Communications, Inc. (a)...................  2,250,000        54,562,500
Andrew Corp. (a)..........................................    750,000        15,255,000
Motorola, Inc. ...........................................  5,000,000        87,000,000
QUALCOMM, Inc. (a)........................................  2,000,000       117,700,000
                                                                        ---------------
                                                                            274,517,500
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES  0.6%
Sprint Corp. (PCS Group) (a)..............................  2,500,000   $    62,450,000
                                                                        ---------------

TOTAL LONG-TERM INVESTMENTS  89.8%
  (Cost $10,143,705,599).............................................    10,094,297,705
                                                                        ---------------

SHORT-TERM INVESTMENTS  11.7%
REPURCHASE AGREEMENTS  8.1%
BankAmerica Securities ($477,010,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/01, to
  be sold on 09/04/01 at $477,203,984)...............................       477,010,000
State Street Bank & Trust Co. ($132,342,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/31/01, to be sold on 09/04/01 at $132,395,231)..................       132,342,000
UBS Securities ($300,803,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/01, to be sold on
  09/04/01 at $300,924,658)..........................................       300,803,000
                                                                        ---------------

TOTAL REPURCHASE AGREEMENTS..........................................       910,155,000
                                                                        ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.6%
Federal Home Loan Bank Consolidated Discount Notes
  ($200,000,000 par, yielding 3.581%, 09/04/01 maturity).............       199,940,333
Federal Home Loan Mortgage Discount Notes
  ($200,000,000 par, yielding 3.619%, 09/11/01 maturity).............       199,799,167
                                                                        ---------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............................       399,739,500
                                                                        ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,309,894,500)..............................................     1,309,894,500
                                                                        ---------------

TOTAL INVESTMENTS  101.5%
  (Cost $11,453,600,099).............................................    11,404,192,205
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%)........................      (168,015,193)
                                                                        ---------------
NET ASSETS  100.0%...................................................   $11,236,177,012
                                                                        ===============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $11,453,600,099)....................  $11,404,192,205
Receivables:
  Investments Sold..........................................      178,557,558
  Fund Shares Sold..........................................       20,898,910
  Dividends.................................................        3,838,375
  Interest..................................................           92,218
Other.......................................................          456,128
                                                              ---------------
    Total Assets............................................   11,608,035,394
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      325,142,490
  Fund Shares Repurchased...................................       30,356,775
  Distributor and Affiliates................................        8,043,894
  Investment Advisory Fee...................................        4,324,444
  Custodian Bank............................................           73,812
Accrued Expenses............................................        3,422,862
Trustees' Deferred Compensation and Retirement Plans........          494,105
                                                              ---------------
    Total Liabilities.......................................      371,858,382
                                                              ---------------
NET ASSETS..................................................  $11,236,177,012
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,884,971,438
Accumulated Net Investment Loss.............................         (488,734)
Net Unrealized Depreciation.................................      (49,407,894)
Accumulated Net Realized Loss...............................   (3,598,897,798)
                                                              ---------------
NET ASSETS..................................................  $11,236,177,012
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,251,398,493 and 144,788,999 shares of
    beneficial interest issued and outstanding).............  $         43.18
    Maximum sales charge (5.75%* of offering price).........             2.63
                                                              ---------------
    Maximum offering price to public........................  $         45.81
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,904,725,049 and 102,646,602 shares of
    beneficial interest issued and outstanding).............  $         38.04
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,038,471,655 and 26,628,054 shares of
    beneficial interest issued and outstanding).............  $         39.00
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $41,581,815 and 960,988 shares of
    beneficial interest issued and outstanding).............  $         43.27
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Interest....................................................  $    106,234,234
Dividends (Net of foreign withholding taxes of $74,420).....        39,560,931
                                                              ----------------
    Total Income............................................       145,795,165
                                                              ----------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $18,943,114, $53,593,773, $14,017,674,
  respectively).............................................        86,554,561
Investment Advisory Fee.....................................        64,711,576
Shareholder Services........................................        31,373,015
Custody.....................................................           933,673
Legal.......................................................           512,373
Trustees' Fees and Related Expenses.........................           100,974
Other.......................................................         7,907,752
                                                              ----------------
    Total Expenses..........................................       192,093,924
    Less Credits Earned on Cash Balances....................           136,212
                                                              ----------------
    Net Expenses............................................       191,957,712
                                                              ----------------
NET INVESTMENT LOSS.........................................  $    (46,162,547)
                                                              ================
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,448,142,544)
                                                              ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     7,966,616,814
  End of the Period.........................................       (49,407,894)
                                                              ----------------
Net Unrealized Depreciation During the Period...............    (8,016,024,708)
                                                              ----------------
NET REALIZED AND UNREALIZED LOSS............................  $(11,464,167,252)
                                                              ================
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(11,510,329,799)
                                                              ================

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended August 31, 2001 and 2000

                                                      YEAR ENDED         YEAR ENDED
                                                   AUGUST 31, 2001     AUGUST 31, 2000
                                                   -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................... $    (46,162,547)   $  (101,776,254)
Net Realized Gain/Loss............................   (3,448,142,544)     3,031,313,004
Net Unrealized Appreciation/Depreciation During
  the Period......................................   (8,016,024,708)     5,795,007,115
                                                   ----------------    ---------------
Change in Net Assets from Operations..............  (11,510,329,799)     8,724,543,865
                                                   ----------------    ---------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares..................................   (1,652,347,213)      (682,247,093)
  Class B Shares..................................   (1,199,200,277)      (512,732,791)
  Class C Shares..................................     (309,604,985)       (89,607,163)
  Class D Shares..................................      (11,616,723)               -0-
                                                   ----------------    ---------------
Total Distributions...............................   (3,172,769,198)    (1,284,587,047)
                                                   ----------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................  (14,683,098,997)     7,439,956,818
                                                   ----------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    5,666,029,561     13,942,920,123
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................    2,756,482,202      1,137,089,896
Cost of Shares Repurchased........................   (3,622,804,851)    (8,861,530,255)
                                                   ----------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    4,799,706,912      6,218,479,764
                                                   ----------------    ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............   (9,883,392,085)    13,658,436,582
NET ASSETS:
Beginning of the Period...........................   21,119,569,097      7,461,132,515
                                                   ----------------    ---------------
End of the Period (Including accumulated net
  investment loss of $488,734 and $480,449,
  respectively)................................... $ 11,236,177,012    $21,119,569,097
                                                   ================    ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED AUGUST 31,
CLASS A SHARES                   ---------------------------------------------------------
                                 2001(A)      2000(A)     1999(A)     1998(A)       1997
                                 ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................... $ 109.19    $   60.00    $  36.13    $  40.84    $  34.35
                                 --------    ---------    --------    --------    --------
  Net Investment Income/Loss....      .03         (.32)       (.23)       (.21)       (.13)
  Net Realized and Unrealized
    Gain/Loss...................   (51.18)       58.81       26.41        (.75)       8.17
                                 --------    ---------    --------    --------    --------
Total from Investment
  Operations....................   (51.15)       58.49       26.18        (.96)       8.04
Less Distributions from and in
  Excess of Net Realized Gain...    14.86         9.30        2.31        3.75        1.55
                                 --------    ---------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................ $  43.18    $  109.19    $  60.00    $  36.13    $  40.84
                                 ========    =========    ========    ========    ========

Total Return (b)................  -51.22%      104.41%      75.10%      -2.19%      24.44%
Net Assets at End of the Period
  (In millions)................. $6,251.4    $11,527.6    $4,156.4    $1,990.8    $1,970.7
Ratio of Expenses to Average Net
  Assets (c)....................     .93%         .87%        .97%       1.00%       1.05%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (c)....................     .04%         (35%)     (0.45%)     (0.50%)     (0.30%)
Portfolio Turnover..............     148%         110%        124%        103%         92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED AUGUST 31,
CLASS B SHARES                     --------------------------------------------------------
                                   2001(A)     2000(A)     1999(A)     1998(A)       1997
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.......................... $  99.32    $  55.56    $  33.84    $  38.79    $  32.94
                                   --------    --------    --------    --------    --------
  Net Investment Loss.............     (.41)       (.93)       (.57)       (.52)       (.27)
  Net Realized and Unrealized
    Gain/Loss.....................   (46.01)      53.99       24.60        (.68)       7.67
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations......................   (46.42)      53.06       24.03       (1.20)       7.40
Less Distributions from and in
  Excess of Net Realized Gain.....    14.86        9.30        2.31        3.75        1.55
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.......................... $  38.04    $  99.32    $  55.56    $  33.84    $  38.79
                                   ========    ========    ========    ========    ========

Total Return (b)..................  -51.60%     102.85%      73.78%      -2.98%      23.51%
Net Assets at End of the Period
  (In millions)................... $3,904.7    $7,648.0    $2,850.2    $1,357.6    $1,220.4
Ratio of Expenses to Average Net
  Assets (c)......................    1.71%       1.63%       1.74%       1.79%       1.85%
Ratio of Net Investment Loss to
  Average Net Assets (c)..........    (.74%)     (1.12%)     (1.22%)     (1.29%)     (1.10%)
Portfolio Turnover................     148%        110%        124%        103%         92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS C SHARES                          ----------------------------------------------------
                                        2001(A)     2000(A)     1999(A)    1998(A)     1997
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................... $ 101.30    $  56.52    $34.39     $39.35     $33.38
                                        --------    --------    ------     ------     ------
  Net Investment Loss..................     (.41)       (.95)     (.58)      (.52)      (.27)
  Net Realized and Unrealized
    Gain/Loss..........................   (47.03)      55.03     25.02       (.69)      7.79
                                        --------    --------    ------     ------     ------
Total from Investment Operations.......   (47.44)      54.08     24.44      (1.21)      7.52
Less Distributions from and in Excess
  of Net Realized Gain.................    14.86        9.30      2.31       3.75       1.55
                                        --------    --------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD..... $  39.00    $ 101.30    $56.52     $34.39     $39.35
                                        ========    ========    ======     ======     ======

Total Return (b).......................  -51.60%     102.91%    73.79%     -2.96%     23.56%
Net Assets at End of the Period (In
  millions)............................ $1,038.5    $1,944.0    $454.5     $164.7     $139.9
Ratio of Expenses to Average Net Assets
  (c)..................................    1.70%       1.64%     1.74%      1.79%      1.85%
Ratio of Net Investment Loss to Average
  Net Assets (c).......................    (.73%)     (1.11%)   (1.21%)    (1.29%)    (1.10%)
Portfolio Turnover.....................     148%        110%      124%       103%        92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 OCTOBER 17, 2000
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
                       CLASS D SHARES                             OPERATIONS) TO
                                                                AUGUST 31, 2001(A)
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 97.10
                                                                     -------
  Net Investment Income.....................................             .17
  Net Realized and Unrealized Loss..........................          (39.14)
                                                                     -------
Total from Investment Operations............................          (38.97)
Less Distributions from and in Excess of Net Realized
  Gain......................................................           14.86
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $ 43.27
                                                                     =======

Total Return (b)............................................        -45.03%*
Net Assets at End of the Period (In millions)...............         $  41.6
Ratio of Expenses to Average Net Assets.....................            .72%
Ratio of Net Investment Income to Average Net Assets........            .33%
Portfolio Turnover..........................................            148%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At August 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $11,485,078,504; the aggregate gross unrealized appreciation is $625,610,481 and the aggregate gross unrealized depreciation is $706,496,780, resulting in net unrealized depreciation on long- and short-term investments of $80,886,299.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the August 31, 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to a net operating loss, in the amount of $46,154,262 was reclassified from accumulated net investment loss to capital. Also, a permanent difference of $6,527 has been reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS During the year ended August 31, 2001, the Fund's custody fee was reduced by $136,212 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 billion...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $512,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $743,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other Expenses" in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $25,952,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $346,026 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., ("Morgan Stanley") an affiliate of Van Kampen, totalling $360,387.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $7,725,672,728, $5,315,632,520,
$1,755,608,543 and $88,057,647 for Classes A, B, C, and D, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   51,259,254    $ 3,298,515,469
  Class B.............................................   28,640,051      1,677,494,652
  Class C.............................................    9,390,574        582,892,045
  Class D.............................................    1,282,952        107,127,395
                                                        -----------    ---------------
Total Sales...........................................   90,572,831    $ 5,666,029,561
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,584
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,202
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (34,402,482)   $(2,083,586,691)
  Class B.............................................  (22,168,177)    (1,171,890,520)
  Class C.............................................   (6,243,009)      (336,811,997)
  Class D.............................................     (504,473)       (30,515,643)
                                                        -----------    ---------------
Total Repurchases.....................................  (63,318,141)   $(3,622,804,851)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    At August 31, 2000, capital aggregated $5,119,797,181, $3,745,706,944, and
$1,265,921,190 for Classes A, B, and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                         SHARES            VALUE
Sales:
  Class A...........................................   119,635,633    $ 9,881,218,487
  Class B...........................................    35,148,565      2,951,947,468
  Class C...........................................    12,769,795      1,109,754,168
                                                      ------------    ---------------
Total Sales.........................................   167,553,993    $13,942,920,123
                                                      ============    ===============
Dividend Reinvestment:
  Class A...........................................     7,839,482    $   590,861,726
  Class B...........................................     6,861,910        472,991,465
  Class C...........................................     1,041,922         73,236,705
                                                      ------------    ---------------
Total Dividend Reinvestment.........................    15,743,314    $ 1,137,089,896
                                                      ============    ===============
Repurchases:
  Class A...........................................   (91,172,518)   $(7,276,818,708)
  Class B...........................................   (16,310,933)    (1,365,261,654)
  Class C...........................................    (2,662,437)      (219,449,893)
                                                      ------------    ---------------
Total Repurchases...................................  (110,145,888)   $(8,861,530,255)
                                                      ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2001 and 2000, 4,363,567 and 6,215,105 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    Class D Shares commenced operations on October 17, 2000. On October 17, 2000, 757,081 Class A Shares converted to Class D Shares and are shown in the above table as sales of Class D Shares and repurchases of Class A Shares. Class D Shares do not possess a conversion feature.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $5,728,400 and CDSC on redeemed shares of approximately $9,337,100. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,303,568,920 and $19,495,368,357, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2001, are payments retained by Van Kampen of approximately $50,341,300 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $2,132,100.

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  94.3%
ADVERTISING  0.7%
Omnicom Group, Inc. .......................................    800,000   $   74,832,000
                                                                         --------------

AEROSPACE & DEFENSE  4.8%
Boeing Co. ................................................  1,500,000       68,940,000
General Dynamics Corp. ....................................    600,000       54,528,000
L-3 Communications Holdings, Inc. (a)......................    550,000       60,417,500
Lockheed Martin Corp. .....................................  3,000,000      169,230,000
United Technologies Corp. .................................  1,750,000      127,662,500
                                                                         --------------
                                                                            480,778,000
                                                                         --------------
AIR FREIGHT & COURIERS  0.9%
FedEx Corp. (a)............................................  1,500,000       86,790,000
                                                                         --------------

AIRLINES  0.5%
Southwest Airlines Co. ....................................  2,500,000       52,775,000
                                                                         --------------
APPAREL RETAIL  0.8%
Limited, Inc. .............................................  1,250,000       22,512,500
Ross Stores, Inc. .........................................  1,500,000       54,090,000
                                                                         --------------
                                                                             76,602,500
                                                                         --------------
APPLICATION SOFTWARE  2.9%
BEA Systems, Inc. (a)......................................  3,000,000       38,130,000
Electronic Arts, Inc. (a)..................................    850,000       45,747,000
Mercury Interactive Corp. (a)..............................  1,500,000       50,820,000
Rational Software Corp. (a)................................  4,000,000       74,240,000
Siebel Systems, Inc. (a)...................................  3,000,000       83,280,000
                                                                         --------------
                                                                            292,217,000
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.1%
Magna International, Inc., Class A (Canada)................    200,000       13,784,000
                                                                         --------------

BANKS  2.6%
Bank of America Corp. .....................................    500,000       31,975,000
Fifth Third Bancorp........................................  1,000,000       63,760,000
North Fork Bancorp., Inc. .................................    700,000       24,206,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
BANKS (CONTINUED)
SouthTrust Corp. ..........................................  2,000,000   $   50,540,000
Wells Fargo & Co. .........................................  2,000,000       93,800,000
                                                                         --------------
                                                                            264,281,000
                                                                         --------------
BIOTECHNOLOGY  2.8%
Genzyme Corp. (a)..........................................  1,250,000       55,475,000
Gilead Sciences, Inc. (a)..................................  1,250,000       88,075,000
IDEC Pharmaceuticals Corp. (a).............................  1,000,000       62,820,000
Immunex Corp. (a)..........................................  1,500,000       43,110,000
Millennium Pharmaceuticals, Inc. (a).......................  1,500,000       28,170,000
                                                                         --------------
                                                                            277,650,000
                                                                         --------------
BREWERS  1.1%
Anheuser-Busch Co., Inc. ..................................  2,250,000      114,412,500
                                                                         --------------

BROADCASTING & CABLE TV  1.5%
Clear Channel Communications, Inc. (a).....................    750,000       34,965,000
USA Networks, Inc. (a).....................................  4,000,000      118,240,000
                                                                         --------------
                                                                            153,205,000
                                                                         --------------
CASINOS & GAMING  1.1%
Harrah's Entertainment, Inc. (a)...........................  1,000,000       40,440,000
International Game Technology (a)..........................    750,000       50,640,000
MGM Mirage (a).............................................    650,000       22,360,000
                                                                         --------------
                                                                            113,440,000
                                                                         --------------
COMPUTER & ELECTRONICS RETAIL  1.0%
Best Buy Co., Inc. (a).....................................  1,500,000      101,100,000
                                                                         --------------

COMPUTER HARDWARE  1.1%
Dell Computer Corp. (a)....................................  4,500,000      111,105,000
                                                                         --------------

CONSUMER FINANCE  0.3%
MBNA Corp. ................................................    750,000       26,010,000
                                                                         --------------

DATA PROCESSING SERVICES  4.1%
Affiliated Computer Services, Inc., Class A (a)............  1,000,000       48,910,000
Concord EFS, Inc. (a)......................................  4,000,000      120,120,000
First Data Corp. ..........................................  2,100,000      171,192,000
Fiserv, Inc. (a)...........................................  1,000,000       42,740,000
Sabre Holdings Corp., Class A (a)..........................    500,000       22,005,000
                                                                         --------------
                                                                            404,967,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DEPARTMENT STORES  2.0%
Federated Department Stores, Inc. (a)......................  1,000,000   $   41,910,000
Kohl's Corp. (a)...........................................    750,000       50,752,500
Sears, Roebuck & Co. ......................................  2,000,000      105,160,000
                                                                         --------------
                                                                            197,822,500
                                                                         --------------
DIVERSIFIED CHEMICALS  0.5%
Du Pont (E.I.) de Nemours & Co. ...........................  1,000,000       46,840,000
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.4%
Apollo Group, Inc., Class A (a)............................  1,000,000       48,550,000
H&R Block, Inc. ...........................................  1,750,000       88,287,500
                                                                         --------------
                                                                            136,837,500
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  1.1%
Fannie Mae.................................................    750,000       58,687,500
USA Education, Inc. .......................................    500,000       46,375,000
                                                                         --------------
                                                                            105,062,500
                                                                         --------------
DRUG RETAIL  0.8%
Walgreen Co. ..............................................  2,000,000       80,480,000
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
NVIDIA Corp. (a)...........................................  1,000,000       51,010,000
Tech Data Corp. (a)........................................    350,000       16,030,000
                                                                         --------------
                                                                             67,040,000
                                                                         --------------
FOOTWEAR  1.2%
Nike, Inc., Class B........................................  2,000,000      117,720,000
                                                                         --------------

GENERAL MERCHANDISE STORES  5.6%
Costco Wholesale Corp. (a).................................  3,500,000      144,410,000
Target Corp. ..............................................  2,500,000      104,750,000
Wal-Mart Stores, Inc. .....................................  5,000,000      310,050,000
                                                                         --------------
                                                                            559,210,000
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  2.3%
AmerisourceBergen Corp. ...................................  1,000,000       67,700,000
Express Scripts, Inc., Class A (a).........................  1,000,000       51,770,000
McKesson Corp. ............................................  1,000,000       35,250,000
Quest Diagnostics, Inc. (a)................................  1,000,000       70,910,000
                                                                         --------------
                                                                            225,630,000
                                                                         --------------
HEALTH CARE EQUIPMENT  2.8%
Baxter International, Inc. ................................  2,500,000      138,700,000
Biomet, Inc. ..............................................  2,000,000       61,120,000
St. Jude Medical, Inc. (a).................................  1,000,000       78,300,000
                                                                         --------------
                                                                            278,120,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE FACILITIES  1.9%
HCA, Inc. .................................................  1,500,000   $   61,095,000
Tenet Healthcare Corp. (a).................................  2,250,000      129,937,500
                                                                         --------------
                                                                            191,032,500
                                                                         --------------
HEALTH CARE SUPPLIES  0.4%
Zimmer Holdings, Inc. (a)..................................  1,000,000       35,760,000
                                                                         --------------

HOME IMPROVEMENT RETAIL  3.8%
Home Depot, Inc. ..........................................  4,500,000      225,000,000
Lowe's Co., Inc. ..........................................  3,500,000      158,375,000
                                                                         --------------
                                                                            383,375,000
                                                                         --------------
HOMEBUILDING  1.3%
Centex Corp. ..............................................  1,000,000       58,440,000
Lennar Corp. ..............................................  1,250,000       69,012,500
                                                                         --------------
                                                                            127,452,500
                                                                         --------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........  1,500,000       54,000,000
                                                                         --------------

HOUSEHOLD PRODUCTS  1.9%
Procter & Gamble Co. ......................................  2,250,000      190,777,500
                                                                         --------------

INDUSTRIAL MACHINERY  0.5%
Danaher Corp. .............................................    750,000       50,422,500
                                                                         --------------

INSURANCE BROKERS  0.3%
Arthur J. Gallagher & Co. .................................    750,000       26,145,000
                                                                         --------------

INTEGRATED OIL & GAS  0.6%
Phillips Petroleum Co. ....................................  1,000,000       59,110,000
                                                                         --------------

INTERNET RETAIL  0.6%
Amazon.com, Inc. (a).......................................  4,000,000       56,400,000
                                                                         --------------

IT CONSULTING & SERVICES  0.7%
Accenture Ltd, Class A (Bermuda) (a).......................  1,500,000       39,285,000
SunGard Data Systems, Inc. (a).............................  1,000,000       30,870,000
                                                                         --------------
                                                                             70,155,000
                                                                         --------------
MANAGED HEALTH CARE  2.8%
UnitedHealth Group, Inc. ..................................  2,250,000      163,102,500
WellPoint Health Networks, Inc. (a)........................  1,000,000      121,620,000
                                                                         --------------
                                                                            284,722,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
METAL & GLASS CONTAINERS  0.3%
Ball Corp. ................................................    800,000   $   33,832,000
                                                                         --------------

MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. .....................................  1,500,000       76,890,000
                                                                         --------------

MOVIES & ENTERTAINMENT  0.5%
Walt Disney Co. ...........................................  2,250,000       51,750,000
                                                                         --------------

NETWORKING EQUIPMENT  0.5%
Emulex Corp. (a)...........................................  1,500,000       48,690,000
                                                                         --------------

OIL & GAS DRILLING  0.3%
GlobalSantaFe Corp. .......................................    400,000       11,060,000
Nabors Industries, Inc. (a)................................    500,000       17,735,000
                                                                         --------------
                                                                             28,795,000
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  3.9%
Baker Hughes, Inc. ........................................  2,000,000       70,620,000
BJ Services Co. (a)........................................  2,000,000       66,300,000
Schlumberger Ltd. .........................................  2,000,000      116,420,000
Smith International, Inc. (a)..............................  1,000,000       64,650,000
Weatherford International, Inc. (a)........................  1,500,000       69,150,000
                                                                         --------------
                                                                            387,140,000
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.7%
Apache Corp. ..............................................  1,250,000       65,937,500
                                                                         --------------

PACKAGED FOODS  0.8%
Kraft Foods, Inc., Class A.................................  2,000,000       78,200,000
                                                                         --------------

PAPER PRODUCTS  0.2%
International Paper Co. ...................................    500,000       21,875,000
                                                                         --------------

PHARMACEUTICALS  6.5%
Abbott Laboratories........................................  2,750,000      155,512,500
American Home Products Corp. ..............................  2,500,000      158,875,000
Forest Laboratories, Inc. (a)..............................  1,000,000       79,520,000
Johnson & Johnson..........................................  2,000,000      121,800,000
King Pharmaceuticals, Inc. (a).............................  1,000,000       31,060,000
Pfizer, Inc. ..............................................  2,500,000      102,400,000
                                                                         --------------
                                                                            649,167,500
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PROPERTY & CASUALTY  1.0%
ACE Ltd (Bermuda)..........................................  1,500,000   $   65,850,000
Progressive Corp. .........................................    250,000       38,950,000
                                                                         --------------
                                                                            104,800,000
                                                                         --------------
PUBLISHING & PRINTING  0.5%
Gannett Co., Inc. .........................................    700,000       53,326,000
                                                                         --------------

RESTAURANTS  1.3%
Darden Restaurants, Inc. ..................................  1,250,000       52,850,000
Starbucks Corp. (a)........................................  3,500,000       80,535,000
                                                                         --------------
                                                                            133,385,000
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  3.4%
Applied Materials, Inc. (a)................................  3,500,000      152,145,000
KLA-Tencor Corp. (a).......................................  2,250,000      130,297,500
Xilinx, Inc. (a)...........................................  1,500,000       53,880,000
                                                                         --------------
                                                                            336,322,500
                                                                         --------------
SEMICONDUCTORS  5.7%
Intel Corp. ...............................................  5,500,000      157,025,000
Marvell Technology Group Ltd. (Bermuda) (a)................  1,500,000       46,035,000
Maxim Integrated Products, Inc. (a)........................  1,750,000       80,080,000
Microchip Technology, Inc. (a).............................  2,500,000       85,450,000
Micron Technology, Inc. (a)................................  4,000,000      128,600,000
Texas Instruments, Inc. ...................................  2,500,000       73,375,000
                                                                         --------------
                                                                            570,565,000
                                                                         --------------
SOFT DRINKS  0.8%
PepsiCo, Inc. .............................................  1,500,000       75,750,000
                                                                         --------------

SPECIALTY STORES  2.3%
AutoZone, Inc. (a).........................................    700,000       46,452,000
Bed Bath & Beyond, Inc. (a)................................  3,500,000      116,900,000
Office Depot, Inc. (a).....................................  3,500,000       66,535,000
                                                                         --------------
                                                                            229,887,000
                                                                         --------------
SYSTEMS SOFTWARE  3.4%
Microsoft Corp. (a)........................................  1,250,000       72,925,000
Network Associates, Inc. (a)...............................  2,750,000       65,230,000
Oracle Corp. (a)...........................................  8,000,000      132,960,000
Symantec Corp. (a).........................................  2,000,000       72,120,000
                                                                         --------------
                                                                            343,235,000
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  0.3%
Nokia Oyj--ADR (Finland)...................................  1,500,000       31,155,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TOBACCO  1.1%
Philip Morris Co., Inc. ...................................  2,000,000   $  105,320,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $8,791,881,663)...............................................    9,414,086,500
                                                                         --------------

REPURCHASE AGREEMENTS  5.6%
BankAmerica Securities ($267,095,000 par collateralized by U.S.
  Government obligations in a pooled cash account dated 02/28/02, to
  be sold on 03/01/02 at $267,108,800)................................      267,095,000
State Street Bank & Trust Co. ($117,502,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 02/28/02, to
  be sold on 03/01/02 at $117,507,973)................................      117,502,000
UBS Securities ($178,940,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/02, to be sold on
  03/01/02 at $178,949,196)...........................................      178,940,000
                                                                         --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $563,537,000).................................................      563,537,000
                                                                         --------------

TOTAL INVESTMENTS  99.9%
  (Cost $9,355,418,663)...............................................    9,977,623,500

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................        5,291,302
                                                                         --------------

NET ASSETS  100.0%....................................................   $9,982,914,802
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $9,355,418,663).....................  $ 9,977,623,500
Receivables:
  Investments Sold..........................................      341,143,471
  Fund Shares Sold..........................................       21,095,621
  Dividends.................................................        5,221,045
  Interest..................................................           28,968
Other.......................................................          424,128
                                                              ---------------
    Total Assets............................................   10,345,536,733
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      324,372,619
  Fund Shares Repurchased...................................       23,265,577
  Distributor and Affiliates................................        7,265,863
  Investment Advisory Fee...................................        3,410,003
  Custodian Bank............................................          148,855
Accrued Expenses............................................        3,643,730
Trustees' Deferred Compensation and Retirement Plans........          515,284
                                                              ---------------
    Total Liabilities.......................................      362,621,931
                                                              ---------------
NET ASSETS..................................................  $ 9,982,914,802
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,752,156,903
Net Unrealized Appreciation.................................      622,204,837
Accumulated Net Investment Loss.............................      (38,374,960)
Accumulated Net Realized Loss...............................   (5,353,071,978)
                                                              ---------------
NET ASSETS..................................................  $ 9,982,914,802
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $5,696,134,417 and 146,200,886 shares of
    beneficial interest issued and outstanding).............  $         38.96
    Maximum sales charge (5.75%* of offering price).........             2.38
                                                              ---------------
    Maximum offering price to public........................  $         41.34
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,350,632,190 and 97,969,986 shares of
    beneficial interest issued and outstanding).............  $         34.20
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $897,115,871 and 25,585,847 shares of
    beneficial interest issued and outstanding).............  $         35.06
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $39,032,324 and 998,298 shares of
    beneficial interest issued and outstanding).............  $         39.10
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $42,369).....  $    22,933,183
Interest....................................................       10,074,359
Other.......................................................           42,451
                                                              ---------------
    Total Income............................................       33,049,993
                                                              ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $7,801,141, $17,854,760, $4,746,757,
  respectively).............................................       30,402,658
Investment Advisory Fee.....................................       22,600,933
Shareholder Services........................................       14,985,215
Custody.....................................................          366,752
Legal.......................................................          169,841
Trustees' Fees and Related Expenses.........................           71,777
Other.......................................................        2,435,959
                                                              ---------------
    Total Expenses..........................................       71,033,135
    Less Credits Earned on Cash Balances....................           96,916
                                                              ---------------
    Net Expenses............................................       70,936,219
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (37,886,226)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,754,174,180)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (49,407,894)
  End of the Period.........................................      622,204,837
                                                              ---------------
Net Unrealized Appreciation During the Period...............      671,612,731
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(1,082,561,449)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,120,447,675)
                                                              ===============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED        YEAR ENDED
                                                   FEBRUARY 28, 2002    AUGUST 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $   (37,886,226)    $    (46,162,547)
Net Realized Loss.................................   (1,754,174,180)      (3,448,142,544)
Net Unrealized Appreciation/Depreciation During
  the Period......................................      671,612,731       (8,016,024,708)
                                                    ---------------     ----------------
Change in Net Assets from Operations..............   (1,120,447,675)     (11,510,329,799)
                                                    ---------------     ----------------

Distributions from Net Realized Gain:
  Class A Shares..................................              -0-       (1,652,347,213)
  Class B Shares..................................              -0-       (1,199,200,277)
  Class C Shares..................................              -0-         (309,604,985)
  Class D Shares..................................              -0-          (11,616,723)
                                                    ---------------     ----------------
Total Distributions...............................              -0-       (3,172,769,198)
                                                    ---------------     ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................   (1,120,447,675)     (14,683,098,997)
                                                    ---------------     ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    1,309,781,284        5,666,029,561
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................              -0-        2,756,482,202
Cost of Shares Repurchased........................   (1,442,595,819)      (3,622,804,851)
                                                    ---------------     ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (132,814,535)       4,799,706,912
                                                    ---------------     ----------------
TOTAL DECREASE IN NET ASSETS......................   (1,253,262,210)      (9,883,392,085)
NET ASSETS:
Beginning of the Period...........................   11,236,177,012       21,119,569,097
                                                    ---------------     ----------------
End of the Period (Including accumulated net
  investment loss of $38,374,960 and $488,734,
  respectively)...................................  $ 9,982,914,802     $ 11,236,177,012
                                                    ===============     ================

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX
                             MONTHS
                             ENDED                       YEAR ENDED AUGUST 31,
CLASS A SHARES            FEBRUARY 28,   -----------------------------------------------------
                            2002(A)      2001(A)     2000(A)    1999(A)    1998(A)      1997
                          --------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $  43.18     $ 109.19   $   60.00   $  36.13   $  40.84   $  34.35
                            --------     --------   ---------   --------   --------   --------
  Net Investment Income/
    Loss.................       (.08)         .03        (.32)      (.23)      (.21)      (.13)
  Net Realized and
    Unrealized
    Gain/Loss............      (4.14)      (51.18)      58.81      26.41       (.75)      8.17
                            --------     --------   ---------   --------   --------   --------
Total from Investment
  Operations.............      (4.22)      (51.15)      58.49      26.18       (.96)      8.04
  Less Distributions from
    Net Realized Gain....        -0-        14.86        9.30       2.31       3.75       1.55
                            --------     --------   ---------   --------   --------   --------
NET ASSET VALUE, END OF
  THE PERIOD.............   $  38.96     $  43.18   $  109.19   $  60.00   $  36.13   $  40.84
                            ========     ========   =========   ========   ========   ========
Total Return (b).........     -9.77%*     -51.22%     104.41%     75.10%     -2.19%     24.44%
Net Assets at End of the
  Period (In millions)...   $5,696.1     $6,251.4   $11,527.6   $4,156.4   $1,990.8   $1,970.7
Ratio of Expenses to
  Average Net Assets
  (c)....................      1.05%         .93%        .87%       .97%      1.00%      1.05%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets (c).........      (.41%)        .04%        (35%)    (0.45%)    (0.50%)    (0.30%)
Portfolio Turnover.......       117%*        148%        110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX
                              MONTHS
                              ENDED                      YEAR ENDED AUGUST 31,
CLASS B SHARES             FEBRUARY 28,   ----------------------------------------------------
                             2002(A)      2001(A)    2000(A)    1999(A)    1998(A)      1997
                           -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $  38.04     $  99.32   $  55.56   $  33.84   $  38.79   $  32.94
                             --------     --------   --------   --------   --------   --------
  Net Investment Loss.....       (.21)        (.41)      (.93)      (.57)      (.52)      (.27)
  Net Realized and
    Unrealized
    Gain/Loss.............      (3.63)      (46.01)     53.99      24.60       (.68)      7.67
                             --------     --------   --------   --------   --------   --------
Total from Investment
  Operations..............      (3.84)      (46.42)     53.06      24.03      (1.20)      7.40
Less Distributions from
  and in Excess of Net
  Realized Gain...........        -0-        14.86       9.30       2.31       3.75       1.55
                             --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  THE PERIOD..............   $  34.20     $  38.04   $  99.32   $  55.56   $  33.84   $  38.79
                             ========     ========   ========   ========   ========   ========
Total Return (b)..........    -10.09%*     -51.60%    102.85%     73.78%     -2.98%     23.51%
Net Assets at End of the
  Period (In millions)....   $3,350.6     $3,904.7   $7,648.0   $2,850.2   $1,357.6   $1,220.4
Ratio of Expenses to
  Average Net Assets
  (c).....................      1.79%        1.71%      1.63%      1.74%      1.79%      1.85%
Ratio of Net Investment
  Loss to Average Net
  Assets (c)..............     (1.15%)       (.74%)    (1.12%)    (1.22%)    (1.29%)    (1.10%)
Portfolio Turnover........       117%*        148%       110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                    YEAR ENDED AUGUST 31,
CLASS C SHARES                 FEBRUARY 28,   ------------------------------------------------
                                 2002(A)      2001(A)    2000(A)    1999(A)   1998(A)    1997
                               ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $ 39.00      $ 101.30   $  56.52   $34.39    $39.35    $33.38
                                 -------      --------   --------   ------    ------    ------
  Net Investment Loss.........      (.21)         (.41)      (.95)    (.58)     (.52)     (.27)
  Net Realized and Unrealized
    Gain/Loss.................     (3.73)       (47.03)     55.03    25.02      (.69)     7.79
                                 -------      --------   --------   ------    ------    ------
Total from Investment
  Operations..................     (3.94)       (47.44)     54.08    24.44     (1.21)     7.52
Less Distributions from and in
  Excess of Net Realized
  Gain........................       -0-         14.86       9.30     2.31      3.75      1.55
                                 -------      --------   --------   ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $ 35.06      $  39.00   $ 101.30   $56.52    $34.39    $39.35
                                 =======      ========   ========   ======    ======    ======
Total Return (b)..............   -10.10%*      -51.60%    102.91%   73.79%    -2.96%    23.56%
Net Assets at End of the
  Period (In millions)........   $ 897.1      $1,038.5   $1,944.0   $454.5    $164.7    $139.9
Ratio of Expenses to Average
  Net Assets (c)..............     1.79%         1.70%      1.64%    1.74%     1.79%     1.85%
Ratio of Net Investment Loss
  to Average Net Assets (c)...    (1.15%)        (.73%)    (1.11%)  (1.21%)   (1.29%)   (1.10%)
Portfolio Turnover............      117%*         148%       110%     124%      103%       92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX         OCTOBER 17, 2000
                                                           MONTHS        (COMMENCEMENT
                                                           ENDED         OF INVESTMENT
CLASS D SHARES                                          FEBRUARY 28,     OPERATIONS) TO
                                                          2002(A)      AUGUST 31, 2001(A)
                                                        ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $43.27           $ 97.10
                                                           ------           -------
  Net Investment Income/Loss...........................      (.03)              .17
  Net Realized and Unrealized Loss.....................     (4.14)           (39.14)
                                                           ------           -------
Total from Investment Operations.......................     (4.17)           (38.97)
Less Distributions from and in Excess of Net Realized
  Gain.................................................       -0-             14.86
                                                           ------           -------
NET ASSET VALUE, END OF THE PERIOD.....................    $39.10           $ 43.27
                                                           ======           =======
Total Return (b).......................................    -9.64%*          -45.03%*
Net Assets at End of the Period (In millions)..........    $ 39.0           $  41.6
Ratio of Expenses to Average Net Assets................      .78%              .72%
Ratio of Net Investment Income/Loss to Average Net
  Assets...............................................     (.14%)             .33%
Portfolio Turnover.....................................      117%*             148%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At February 28, 2002, for federal income tax purposes, cost of long- and short-term investments is $9,381,895,470; the aggregate gross unrealized appreciation is $763,982,917 and the aggregate gross unrealized depreciation is $168,254,887, resulting in net unrealized appreciation on long- and short-term investments of $595,728,030.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2002, the Fund's custody fee was reduced $96,916 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT
AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 million...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the six months ended February 28, 2002, the Fund recognized expenses of approximately $169,800 representing legal services provided by Skadden, Arps,

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $277,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $11,817,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $361,725 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended February 28, 2002, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., ("Morgan Stanley") an affiliate of Van Kampen, totaling $468,000.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2002, capital aggregated $7,791,325,758, $5,152,749,922,
$1,718,327,689 and $89,753,534 for Classes A, B, C, and D, respectively. For the six months ended February 28, 2002, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   22,599,938   $   917,194,332
  Class B.............................................    8,167,573       291,408,801
  Class C.............................................    2,509,503        92,458,258
  Class D.............................................      209,015         8,719,893
                                                        -----------   ---------------
Total Sales...........................................   33,486,029   $ 1,309,781,284
                                                        ===========   ===============
Repurchases:
  Class A.............................................  (21,188,051)  $  (851,541,302)
  Class B.............................................  (12,844,189)     (454,291,399)
  Class C.............................................   (3,551,710)     (129,739,112)
  Class D.............................................     (171,705)       (7,024,006)
                                                        -----------   ---------------
Total Repurchases.....................................  (37,755,655)  $(1,442,595,819)
                                                        ===========   ===============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    At August 31, 2001, capital aggregated $7,725,672,728, $5,315,632,520,
$1,755,608,543 and $88,057,647 for Classes A, B, C, and D, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   51,259,254    $ 3,298,515,469
  Class B.............................................   28,640,051      1,677,494,652
  Class C.............................................    9,390,574        582,892,045
  Class D.............................................    1,282,952        107,127,395
                                                        -----------    ---------------
Total Sales...........................................   90,572,831    $ 5,666,029,561
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,584
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,202
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (34,402,482)   $(2,083,586,691)
  Class B.............................................  (22,168,177)    (1,171,890,520)
  Class C.............................................   (6,243,009)      (336,811,997)
  Class D.............................................     (504,473)       (30,515,643)
                                                        -----------    ---------------
Total Repurchases.....................................  (63,318,141)   $(3,622,804,851)
                                                        ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2002 and year ended August 31, 2001, 2,146,720 and 4,363,567 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2002 and year ended August 31, 2001, no Class C Shares converted to

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

Class A Shares. Class D Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the six months ended February 28, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,117,000 and CDSC on redeemed shares of approximately $3,830,200. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,576,103,850 and $11,173,750,809, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2002, are payments retained by Van Kampen of approximately $15,604,900 and payments made to Morgan Stanley of approximately $883,200.

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a)(1)   First Amended and Restated Agreement and Declaration of
                Trust (1)
       (2)   Certificate of Amendment (1)
       (3)   Second Certificate of Amendment (4)
       (4)   Fourth Amended and Restated Certificate of Designation ++
    (b)      Amended and Restated Bylaws (1)
    (c)(1)   Specimen Class A Shares Certificate (3)
       (2)   Specimen Class B Shares Certificate (3)
       (3)   Specimen Class C Shares Certificate (3)
       (4)   Specimen Class D Shares Certificate (6)
       (5)   Specimen Class R Shares Certificate++
    (d)      Investment Advisory Agreement (3)
    (e)(1)   Distribution and Service Agreement (3)
       (2)   Form of Dealer Agreement (2)
       (3)   Form of Broker Fully Disclosed Selling Agreement (2)
       (4)   Form of Bank Fully Disclosed Selling Agreement (2)
    (f)(1)   Form of Trustee Deferred Compensation Plan (5)
       (2)   Form of Trustee Retirement Plan (5)
 (g)(1)(a)   Custodian Contract (3)
       (b)   Amendment to Custodian Contract (8)
       (2)   Transfer Agency and Service Agreement (3)
    (h)(1)   Data Access Services Agreement (2)
       (2)   Fund Accounting Agreement (3)
    (i)(1)   Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)++
       (2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
    (j)(1)   Consent of Ernst & Young LLP+
       (2)   Consent of PricewaterhouseCoopers LLP+
    (k)      Not Applicable.
    (l)      Not Applicable.
    (m)(1)   Amended and Restated Plan of Distribution pursuant to Rule
                12b-1 ++
       (2)   Form of Shareholder Assistance Agreement (2)
       (3)   Form of Administrative Services Agreement (2)
       (4)   Amended and Restated Service Plan ++
       (5)   Form of Shareholder Servicing Agreement ++
    (n)      Amended Multi-Class Plan ++
    (p)(1)   Code of Ethics of the Investment Adviser and Distributor (8)
       (2)   Code of Ethics of the Fund (7)
    (q)      Power of Attorney (8)
    (z)(1)   List of certain investment companies in response to Item
                27(a)+
       (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+

-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File No. 2-33214, filed December 22, 1995.
(2) Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A, File No. 2-33214, filed December 26, 1996.
(3) Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on N-1A, File No. 2-33214, filed December 24, 1997.
(4) Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A, File No. 2-33214, filed October 29, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A, File No. 2-33214, filed December 23, 1999.
(6) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, file No. 2-33214, filed September 25, 2000.
(7) Incorporated herein by reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, file No. 2-33214, filed December 22, 2000.
(8) Incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, file No. 2-33214, filed December 20, 2001.
 +   Filed herewith.
++  To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust. Article 8, Section 8.4 of the First Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement", "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).

     (b) The Distributor is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its trustees and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1993 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN EMERGING GROWTH FUND, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 12th day of July 2002.

                                          VAN KAMPEN
                                          EMERGING GROWTH FUND

                                          By:
                                                   /s/ SARA L. BADLER
                                            ------------------------------------
                                            Sara L. Badler, Assistant Secretary

     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on July 12, 2002 by the following persons in the capacities indicated:

                     SIGNATURES                                             TITLES
                     ----------                                             ------
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and Treasurer
-----------------------------------------------------
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                  Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
---------------
* Signed by Sara L. Badler pursuant to a power of attorney filed on December 20, 2001, incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form
  N-1A, File No. 2-33214.

                 /s/ SARA L. BADLER
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact

                                                                   July 12, 2002

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 64 TO FORM N-1A

EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
(i)(2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)(1)     Consent of Ernst & Young LLP
   (2)     Consent of PricewaterhouseCoopers LLP
(z)(1)     List of certain investment companies in response to Item
           27(a)
   (2)     List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)